SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: April 19, 2004
HOUSEHOLD AUTOMOTIVE TRUST 2003-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer )	333-100512-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer )	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits
99

Monthly Master Servicer's Certificate to Trustee dated April 19, 2004 pursuant to the Master Sale and Servicing Agreement dated as of May 29, 2003 (the "Sale and Servicing Agreement") by and among Household Automotive Trust 2003-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Indenture Trustee with respect to the Series 2003-1 Notes.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD AUTOMOTIVE TRUST 2003-1 (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative

Dated: April 22, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Master Servicer's Certificate to Trustee dated April 19, 2004 pursuant to the Master Sale and Servicing Agreement dated as of May 29, 2003 (the "Sale and Servicing Agreement") by and among Household Automotive Trust 2003-1, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and U.S. Bank National Association, as Indenture Trustee with respect to the Series 2003-1 Notes.

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